UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2024

Primo Water Corporation
(Exact name of registrant as specified in its charter)

Ontario	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Assembly Dr. Suite 800 Tampa, Florida, United States (Address of Principal Executive Offices)	33607 (Zip Code)

Registrant’s telephone number, including area code: (813) 544-8515

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	PRMW	New York Stock Exchange
	PRMW	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2024, Primo Water Corporation (the “Company”), Bank of America, N.A. and the financial institutions whose names appear as lenders on the signature pages thereof entered into a Third Amendment (the “Amendment”) in respect of that certain Credit Agreement, dated as of March 6, 2020, among the Company, as parent borrower, Primo Water Holdings Inc. and certain other subsidiary borrowers, certain other subsidiaries of the Company from time to time designated as subsidiary borrowers, Bank of America, N.A., as administrative agent and collateral agent, and the lenders from time to time party thereto (the “Credit Agreement”). Among other things, the Amendment extended the maturity date of the senior secured revolving credit facility (the “Revolving Credit Facility”) to September 30, 2026, transitioned the benchmark interest rate applicable to revolving credit loans from the Canadian Dollar Offered Rate to the Canadian Overnight Repo Rate Average, and increased the Company’s capacity under the Credit Agreement to pay dividends.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, a copy of which is attached as Exhibit 2.1 hereto and is hereby incorporated by reference herein.

Non-Solicitation

This communication is not intended to, and does not, constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions between Primo Water Corporation (“Primo Water”) and BlueTriton Brands Inc. (“BlueTriton”). In connection with the Transactions, Primo Water will file a management information circular and proxy statement on Schedule 14A containing important information about the Transactions and related matters. Additionally, Primo Water will file other relevant materials in connection with the Transactions with applicable securities regulatory authorities. INVESTORS AND SECURITY HOLDERS OF Primo Water ARE URGED TO CAREFULLY READ THE ENTIRE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS) WHEN SUCH DOCUMENT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. The Primo Water management information circular and proxy statement will be mailed to Primo Water shareholders, as well as be accessible on the EDGAR and SEDAR+ profile of Primo Water. Investors and security holders of Primo Water will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Primo Water and the Transactions, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).

Participants in Solicitation

Primo Water and BlueTriton and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transactions. Information regarding Primo Water’s directors and executive officers and their ownership of Primo Water securities is set forth in Primo Water’s filings with the SEC, including its Definitive Proxy Statement on Schedule 14A that was filed with the SEC on March 28, 2024 under the heading “Security Ownership of Directors and Management”.  To the extent such person's ownership of Primo Water’s securities has changed since the filing of such proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding the interests of those persons and other persons who may be deemed participants in the proposed transactions may be obtained by reading the proxy statement and other relevant materials that will be filed with the SEC regarding the proposed transactions when such documents become available. You may obtain free copies of these documents as described in the preceding paragraph.

Safe Harbor Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 conveying management’s expectations as to the future based on plans, estimates and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. You can identify forward-looking statements by words such as "may," "will," "would," "should," "could," "expect," "aim," "anticipate," "believe," "estimate," "intend," "plan," "predict," "project," "seek," "potential," "opportunities," and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. The forward-looking statements contained in this communication include, but are not limited to, statements regarding the estimated or anticipated future results of the combined company following the proposed merger, the anticipated benefits and strategic rationale of the proposed merger, including estimated synergies and capital expenditure rates, forecast performance metrics of the combined company, the expected timing of completion of the proposed merger and related transactions, and other statements that are not historical facts. The forward-looking statements are based on Primo Water and BlueTriton’s current expectations, plans and estimates. Primo Water and BlueTriton believe these assumptions to be reasonable, but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: (i) the ability of the parties to successfully complete the Transactions on anticipated terms and timing, including obtaining required shareholder and regulatory approvals and the satisfaction of other conditions to the completion of the Transactions, (ii) risks relating to the integration of Primo Water and BlueTriton’s operations, products and employees into the combined company and the possibility that the anticipated synergies and other benefits of the Transactions will not be realized or will not be realized within the expected timeframe (iii) risks relating to the businesses of Primo Water and BlueTriton and the industries in which they operate and the combined company will operate following the Transactions, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, (v) risks related to disruption of management’s time from ongoing business operations due to the Transactions (vi) the risk of any litigation relating to the Transactions, and (vii) the risk that the Transactions and their announcement could have an adverse effect on the ability of Primo Water and BlueTriton to retain and hire key personnel.

The foregoing list of factors is not exhaustive. Additional factors that could cause results to differ materially from those described in this Current Report can be found in Primo Water’s Annual Report on Form 10-K for the year ended December 30, 2023, and subsequent Quarterly Reports on Form 10-Q which are on available at the SEC website (www.sec.gov), the SEDAR+ website (www.sedarplus.ca) or from Primo Water’s investor relations website (https://primowatercorp.com/investors/).  Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and based on information available at that time. Primo Water and BlueTriton do not undertake to update or revise any of these statements considering new information or future events, except as expressly required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Third Amendment, dated July 11, 2024.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Water Corporation
(Registrant)
July 15, 2024
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Chief Legal Officer and Secretary